                                                                   Exhibit 23.01



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated March 15, 2002, on the financial statements of Glenborough Realty Trust Incorporated included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-27677, 333-28601, 333-34329, 333-40959, 333-49845, 001-14162, 333-61319, 333-08806, 333-67839, 333-70463,
333-78579, 333-79401 and 333-80461.




                                              /s/ ARTHUR ANDERSEN LLP
                                              -----------------------------
                                              ARTHUR ANDERSEN LLP


San Francisco, California
March 21, 2002